UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2023

Gold Flora Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-56348	93-2261104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3165 Red Hill Avenue, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 252-1908

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Gold Flora Corporation, a Delaware corporation (“GFC” or “Gold Flora Corporation”), entered into a Supplemental Warrant Indenture (the “Supplemental Warrant Indenture”) with Odyssey Trust Company, a trust company continued under the laws of Canada with an office in the City of Calgary in the Province of Alberta (the “Warrant Agent”). TPCO Holding Corp. (formerly known as Subversive Capital Acquisition Corp.), a corporation organized under the laws of the Province of British Columbia (“TPCO”), was a party to a warrant agency agreement (the “Warrant Agency Agreement”), by and among TPCO and the Warrant Agent dated as of July 16, 2019, pursuant to which 35,837,500 common share purchase warrants were issued and outstanding (the “Original Warrants”).

Pursuant to the Business Combination Agreement and Plan of Arrangement (each as defined below), each Original Warrant was exchanged for a warrant (each, a “TPCO Replacement Warrant”) entitling the holder to purchase an equal number of common shares of the Resulting Issuer (as defined below) at the same exercise price as in the Original Warrants (provided that no fractional common shares of the Resulting Issuer will be issued upon any particular exercise or settlement of TPCO Replacement Warrants, and the aggregate number of the Resulting Issuer shares to be issued upon exercise by a holder of one or more TPCO Replacement Warrants shall be rounded down to the nearest whole number, and the aggregate exercise price payable on any particular exercise of TPCO Replacement Warrants shall be rounded up to the nearest whole cent). The Domestication of the Resulting Issuer resulting in it becoming a Delaware corporation did not affect any obligations or liabilities of the entity incurred prior to its domestication as a Delaware corporation and as a result of the Domestication, the TPCO Replacement Warrants became warrants of GFC (the “GFC Warrants”) on the same terms and conditions exercisable for shares of common stock of GFC (“GFC Common Shares”).

As no registration statement was filed and effective with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) registering the offer and sale of the GFC Common Shares issuable upon exercise of the GFC Warrants, GFC and the Warrant Agent entered into the Supplemental Warrant Indenture to provide Holders with a “cashless” exercise feature.

Pursuant to the Supplemental Warrant Indenture, if no registration statement is filed and effective with the SEC under the Securities Act registering the offer and sale of GFC Common Shares issuable upon exercise of the GFC Warrants, and there is no available exemption from the registration requirements of the Securities Act for the offer and sale of the GFC Common Shares issuable upon exercise of the GFC Warrants, the GFC Warrants may only be exercised on a cashless basis; provided, however, if no registration statement is filed and effective with the SEC under the Securities Act registering the offer and sale of the GFC Common Shares issuable upon exercise of the GFC Warrants and there is an available exemption from the registration requirements of the Securities Act for the offer and sale of the GFC Common Shares issuable upon exercise of the GFC Warrants, a holder may elect to exercise Warrants on a cashless basis. If the GFC Warrants are to be exercised on a cashless basis, the holder of the GFC Warrant shall surrender his or her GFC Warrants and receive that number of GFC Common Shares equivalent to the quotient obtained by multiplying (a) the number of GFC Common Shares for which the GFC Warrants would be exercised by (b) the difference, if positive, between (i) the volume weighted average trading price (“VWAP”) of the GFC Common Shares for the 5 trading days immediately prior to (but not including) the date of exercise of the GFC Warrants and (ii) the exercise price, and dividing such product by the VWAP for the 5 trading days immediately prior to (but not including) the date of exercise, provided, however, that no cashless exercise shall be permitted unless the VWAP of the GFC Common Shares (as per above) is higher than the exercise price.

As a result of the completion of the Business Combination (as defined below), each Original Warrant is now exercisable to purchase one GFC Share at an exercise price of US$11.50 and will expire on January 15, 2026, and such warrants continue to be evidenced by the certificate or other instrument evidencing such Original Warrant immediately prior to the Arrangement.

The summary of the Supplemental Warrant Indenture is qualified in its entirety by reference to Exhibit 4.1.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 7, 2023, TPCO and Gold Flora, LLC, a California limited liability company (“Gold Flora”), completed a previously announced business combination pursuant to the Business Combination Agreement.

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As previously announced, on February 21, 2023, TPCO, Gold Flora, Stately Capital Corporation, a British Columbia corporation and a principal unitholder of Gold Flora (“Stately”), Gold Flora Corporation, a British Columbia corporation (“Newco”) and Golden Grizzly Bear LLC, a California limited liability company (“Merger Sub”) entered into a business combination agreement (the “Business Combination Agreement”). Pursuant to the Business Combination Agreement, TPCO, Stately and Newco amalgamated by way of a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) and, as part of the arrangement, redomiciled to the State of Delaware (the “Domestication”) pursuant to Section 388 of the Delaware General Corporation Law (the Delaware entity is referred to as “GFC” or “Gold Flora Corporation”). Following the Domestication, GFC acquired all of the issued and outstanding membership units of Gold Flora (each, a “Gold Flora Membership Unit”) by way of a merger (the “Gold Flora Merger”) involving Merger Sub and Gold Flora, on the terms and conditions set forth in the Agreement and Plan of Merger among Newco, Merger Sub and Gold Flora dated February 21, 2023, and also acquired GF Investco Inc. and GF Investco2 Inc., two entities related to Gold Flora, in merger transactions (the “GFI/GFI2 Mergers”). The transactions contemplated by the Business Combination Agreement, including the Plan of Arrangement (of which the Domestication forms a part), the Gold Flora Merger and the GFI/GFI2 Mergers are referred to herein as the “Business Combination”).

A summary of the terms of the Business Combination Agreement were previously filed in a Form 8-K by TPCO on February 27, 2023 and are incorporated herein by reference. For more details on the Business Combination, see “Proposal 1 – The Business Combination Resolution” contained in TPCO’s definitive proxy statement and management information circular filed with the SEC on May 15, 2023 (the “Proxy Statement”). The summary of the Business Combination Agreement is qualified in its entirety by reference to Exhibit 2.1 hereto.

Pursuant to the Business Combination, TPCO shareholders received one GFC Share for each TPCO common share held and shareholders of Stately received 0.1913 of a GFC Share for each common share in the capital of Stately held. Similarly, holders of Gold Flora Membership Units received 1.5233 GFC Common Shares for each Gold Flora Membership Unit held. The Business Combination Agreement included a condition that TPCO Dissent Rights (as defined in the Business Combination Agreement) shall have not been exercised (excluding any TPCO Dissent Rights that have been exercised and subsequently withdrawn) with respect to more than six percent of the issued and outstanding TPCO common shares (on an as converted basis). Gold Flora waived this condition as TPCO Dissent rights were exercised with respect to approximately 14% of the issued and outstanding TPCO common shares (on an as converted basis).

The combined entity operates as Gold Flora Corporation.

The GFC Common Shares are listed on the NEO Exchange Inc. and GFC intends to submit an application to the OTC Markets to enable the GFC Common Shares to be quoted on the electronic over-the-counter marketplace.

The audited consolidated financial statements for Gold Flora, LLC for the years ended December 31, 2022 and 2021, and for the years ended December 31, 2021 and 2020 and resulting issuer pro forma consolidated financial statements as at and for the year ended December 31, 2022 were previously filed with the Proxy Statement and each of which is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Plan of Arrangement: (i) TPCO, Stately and Newco  amalgamated to form a new corporation (the “Resulting Issuer”) and all shares in the capital of TPCO, Newco, and Stately outstanding immediately prior to such amalgamation were cancelled in exchange for common shares in the capital of the Resulting Issuer (each, a “Resulting Issuer Share”) pursuant to a court-approved plan of arrangement under Part 9, Division 5 of the Business Corporations Act (British Columbia) (the “BCBCA”) on the terms and subject to the conditions set forth in the Business Combination Agreement and the Plan of Arrangement.  Securities convertible or exerciseable into shares of TPCO or Stately, including the Original Warrants, were exchanged for replacement securities in the Resulting Issuer.  Upon completion of the Domestication (constituting the final step in the Plan of Arrangement), the securities of the Resulting Issuer became securities of GFC.

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Completion of the Arrangement required the satisfaction of several conditions and the approval of the Supreme Court of British Columbia (the “Court”). The Court held a hearing at which all TPCO and Stately securityholders had a right to appear and of which adequate notice had been given and at which the Court approved the fairness to the TPCO and Stately securityholders of the terms and conditions (both procedurally and substantively) of the issuance of the securities in the Plan of Arrangement. As a result, the issuance of securities by the Resulting Issuer, and subsequently GFC, pursuant to the Plan of Arrangement was exempt from the registration requirements of the Securities Act, by virtue of Section 3(a)(10) of the Securities Act. Approximately 148,615,560 GFC Common Shares were issued pursuant to the Plan of Arrangement.

The issuance of the GFC Common Shares in the Gold Flora Merger and the GFI/GFI2 Mergers were was exempt from the registration requirements of the Securities Act, by virtue of Section 4(a)(2) and/or Rule 506(b) or Regulation S of the Securities Act.  All such securities issued in the Gold Flora Merger and the GFI/GFI2 Mergers constitute “restricted securities” and are subject to restrictions on resale.  An aggregate of approximately 139,592,988 GFC Common Shares were issued in the Gold Flora Merger and the GFI/GFI2 Mergers pursuant to the Plan of Arrangement.

Item 3.03	Material Modification to Rights of Security Holders.

The information included under Items 1.01, 2.01 and 5.03 is incorporated by reference herein.

Description of GFC Share Capital

GFC is authorized to issue 450,000,000 GFC Common Shares having a par value of $0.01 per share and 10,000,000 shares of preferred stock, issuable in series having a par value of $0.01 per preferred share (the “GFC Preferred Shares”).

Approximately 288,208,548 GFC Common Shares were issued and outstanding after giving effect to the Business Combination.

GFC Common Shares

Holders of GFC Common Shares will be entitled to: (a) vote at all meetings of holders of shares of GFC, except meetings at which only holders of a specified class or series of shares of GFC are entitled to vote as provided in the Delaware General Corporation Law and to one (1) vote for each share of Common Stock held on all polls taken at such meetings; (b) to receive, subject to the rights of holders of any series of outstanding GFC Preferred Shares, dividends and other distributions in cash, stock or property of GFC when, as and if declared thereon by the directors of GFC from time to time out of assets legally available therefor; and (c) to receive, subject to the rights of holders of any series of outstanding GFC Preferred Shares, the assets and funds of GFC available for distribution to stockholders in the event of any liquidation, dissolution or winding up of the affairs of GFC, whether voluntary or involuntary.

GFC Preferred Shares

The GFC Board is authorized to provide, out of the unissued GFC Preferred Shares, for one or more series of GFC Preferred Shares and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series.

Item 5.01	Change in Control of Registrant.

The description of the Business Combination under Item 2.01 is incorporated by reference herein.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon completion of the Business Combination, in accordance with the Business Combination Agreement, the GFC Board of Directors initially consists of seven directors, four of whom were nominated by Gold Flora, being Laurie Holcomb, Michael W. Lau, Heather Molloy and Jeffrey Sears, and three of whom were nominated by TPCO, being Troy Datcher (Chairman), Al Foreman and Mark Castaneda.  For information regarding the directors, see “Biographical Information Relating to Gold Flora Nominees” and “Biographical Information Relating to Our Nominees” contained in the Proxy Statement.  The executive officers of GFC are Laurie Holcomb, as the Chief Executive Officer and Marshall Minor, as the Chief Financial Officer.  For information regarding Marshall Minor see “Executive Officers and Manager” contained in Appendix F to the Proxy Statement.

In connection with the Business Combination, the Gold Flora Corporation 2023 Equity Incentive Plan (the “Plan”) was adopted.  For a description of the Plan, see “Proposal 1 — The Business Combination Resolution—The Agreement and Plan Of Merger—The Resulting Issuer Equity Incentive Plan” in the Proxy Statement, which is incorporated herein by reference.  The complete text of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Effective Date, in connection with and effective upon completion of the Business Combination, the rights of shareholders of GFC will be governed by its certificate of incorporation and bylaws. The comparison of the rights of shareholders under those documents as compared to TPCO’s governance documents described under the sections “Comparison of Shareholders Rights Comparison of British Columbia and Delaware Corporate Law” in the Proxy Statement, and is incorporated by reference herein. The complete text of the certificate of incorporation and bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

GFC will file by amendment to this Current Report not later than 71 days after the date on which this Current Report is required to be filed (i) unaudited financial statements of Gold Flora, LLC comprised of the balance sheets as of March 31, 2023 and 2022, and the related statements of operations for the three month periods ended March 31, 2023 and 2022 and (ii) unaudited financial statements of Gold Flora, LLC comprised of the balance sheets as of June 30, 2023 and 2022, and the related statements of operations for the six month periods ended June 30, 2023 and 2022,

(b) Pro Forma Financial Information.

GFC will file by amendment to this Current Report not later than 71 days after the date on which this Current Report is required to be filed the unaudited pro forma consolidated balance sheet of the resulting issuer as of June 30, 2023, the unaudited pro forma condensed combined statements of operations of the resulting issuer for the six month period ended June 30, 2023

(d) Exhibits

2.1

Business Combination Agreement dated February 21, 2023 among TPCO Holding Corp., Gold Flora, LLC, Stately Capital Corporation, Gold Flora Corporation, a British Columbia corporation, and Golden Grizzly Bear LLC

3.1	Certificate of Incorporation of Gold Flora Corporation

3.2	Bylaws of Gold Flora Corporation

4.1	Supplemental Warrant Indenture between Gold Flora Corporation and Odyssey Trust Company dated July 7, 2023

10.1	Gold Flora Corporation 2023 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2023

GOLD FLORA CORPORATION

By:	/s/ Marshall Minor
Name:	Marshall Minor
Title:	Chief Financial Officer

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